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                                                                    Exhibit 10.3


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                       PREFERRED STOCK PURCHASE AGREEMENT
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                         NEOGENESIS DRUG DISCOVERY INC.
            Up to $30,000,000 of Series D Convertible Preferred Stock


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                             Dated December 27, 2000


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE COMMISSION.


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                                TABLE OF CONTENTS
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                                                                                                               PAGE
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ARTICLE 1. PURCHASE AND SALE OF SERIES D PREFERRED STOCK..........................................................1

                1.1      Authorization............................................................................1
                1.2      Closing .................................................................................1
                1.3      Use of Proceeds..........................................................................2

ARTICLE 2. THE COMPANY'S REPRESENTATIONS AND WARRANTIES...........................................................2

                2.1      Incorporation, Standing and Qualification of the Company.................................2
                2.2      Subsidiaries.............................................................................2
                2.3      Corporate Power and Authority............................................................2
                2.4      Certificate of Incorporation and By-Laws.................................................3
                2.5      Litigation; Compliance with Laws; Bankruptcy.............................................3
                2.6      Burdensome and Conflicting Agreements; Violations of Certificates of Incorporation
                           Provisions.............................................................................4
                2.7      Material Agreements......................................................................4
                2.8      Governmental Approvals...................................................................4
                2.9      Tax Returns and Payments.................................................................5
                2.10     Issuance Taxes...........................................................................5
                2.11     ERISA....................................................................................5
                2.12     Title to Assets..........................................................................5
                2.13     Intellectual Property Rights.............................................................5
                2.14     Proprietary Information of Third Parties.................................................6
                2.15     Capitalization; Status of Capital Stock..................................................6
                2.16     Financial Statements.....................................................................8
                2.17     Securities Laws..........................................................................8
                2.18     Insurance................................................................................9
                2.19     Registration Rights......................................................................9
                2.20     No Broker................................................................................9
                2.21     Transactions with Affiliates.............................................................9
                2.22     Employees................................................................................9
                2.23     Labor Relations..........................................................................9
                2.24     Assumptions or Guaranties of Indebtedness of other Persons...............................9
                2.25     Loans and Advances......................................................................10
                2.26     Disclosure..............................................................................10
                2.27     Books and Records.......................................................................10
                2.28     Foreign Corrupt Practices Act...........................................................11
                2.29     U.S. Real Property Holding Corporation..................................................11
                2.30     Environmental Matters...................................................................11
                2.31     Absence of Certain Developments.........................................................12
                2.32     Operating Company Status................................................................13


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE COMMISSION.


                                       ii


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
ARTICLE 3.     THE PURCHASERS' REPRESENTATIONS AND WARRANTIES....................................................13

                3.1      Investment Representations..............................................................13
                3.2      Access to Information...................................................................14
                3.3      Accredited Investor Status..............................................................14
                3.4      Transfer Restrictions Imposed By Securities Laws........................................14

ARTICLE 4. CLOSING CONDITIONS....................................................................................14

                4.1      Conditions to the Purchasers' Obligations...............................................14
                4.2      Conditions to the Company's Obligations.................................................16

ARTICLE 5. INDEMNIFICATION.......................................................................................16

                5.1      Company Indemnification.................................................................16
                5.2      Purchasers' Indemnification.............................................................17

ARTICLE 6. DEFINITIONS...........................................................................................17

                6.1      Definitions.............................................................................17
                6.2      Accounting Principles...................................................................19
                6.3      "Directly or Indirectly"................................................................20

ARTICLE 7. MISCELLANEOUS.........................................................................................20

                7.1      Notices.................................................................................20
                7.2      Entire Agreement........................................................................21
                7.3      Modifications and Amendments............................................................21
                7.4      Waivers and Consents....................................................................21
                7.5      Binding Effect, Assignment..............................................................21
                7.6      Governing Law...........................................................................21
                7.7      Severability............................................................................21
                7.8      Interpretation..........................................................................22
                7.9      Headings and Captions...................................................................22
                7.10     No Waiver of Rights, Powers and Remedies................................................22
                7.11     Reliance................................................................................22
                7.12     Survival................................................................................22
                7.13     Further Assurances......................................................................22
                7.14     Costs, Expenses, and Taxes..............................................................23
                7.15     Counterparts............................................................................23
                7.16     Use of Definitions; Gender..............................................................23
                7.17     Jurisdiction and Service of Process.....................................................23
                7.18     Publicity...............................................................................23
                7.19     Brokers or Finders......................................................................23

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE COMMISSION.


                                       iii

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                                    EXHIBITS

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
EXHIBIT A          Purchasers

EXHIBIT B          Second Amended and Restated Certificate of Incorporation

EXHIBIT C-1        Form of Invention and Non-Disclosure Agreement

EXHIBIT C-2        Form of Non-Competition and Non-Solicitation Agreement

EXHIBIT D          Form of Opinion of Company Counsel

EXHIBIT E          Form of Investor Rights Agreement

EXHIBIT F          Form of Right of First Refusal, Co-Sale and Waiver Agreement


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE COMMISSION.

                                       iv

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                                    SCHEDULES

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SCHEDULE 2.1       Foreign Qualifications

SCHEDULE 2.7       Material Agreements

SCHEDULE 2.12      Title to Assets

SCHEDULE 2.13      Intellectual Property Rights

SCHEDULE 2.15      Capitalization

SCHEDULE 2.16      Listed Liabilities

SCHEDULE 2.19      Registration Rights

SCHEDULE 2.21      Transactions with Affiliates

SCHEDULE 2.22      Employees

SCHEDULE 2.25      Loans and Advances


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                       PREFERRED STOCK PURCHASE AGREEMENT

                  THIS PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of December 27, 2000 by and among NeoGenesis Drug Discovery, Inc., a corporation organized under the laws of Delaware (the "COMPANY") and the Persons listed on EXHIBIT A hereto (individually, a "PURCHASER" and collectively, the "PURCHASERS").

                  WHEREAS, the Company desires to issue and sell to the Purchasers and the Purchasers desire to acquire on the terms and subject to the conditions set forth in this Agreement up to an aggregate amount of Four Million Six Hundred Twenty Three Thousand Four Hundred Eighty-Seven (4,623,487) shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "SERIES D PREFERRED STOCK"); and

                  WHEREAS, the Company has sold (i) 1,250,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED STOCK"; the holders of the Series A Preferred Stock being referred to herein as the "SERIES A PURCHASERS"); (ii) 530,205 shares of Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK"; the holders of the Series B Preferred Stock being referred to herein as the "SERIES B PURCHASERS"); and (iii) 4,241,055 shares of Series C Convertible Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED STOCK"; the holders of the Series C Preferred Stock being referred to herein as the "SERIES C PURCHASERS").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE 1.

                  PURCHASE AND SALE OF SERIES D PREFERRED STOCK

     1.1. AUTHORIZATION OF SERIES D PREFERRED STOCK. The Company has, or before the Closing (as hereinafter defined) will have, authorized the issuance and sale of up to Four Million Six Hundred Twenty Three Thousand Four Hundred Eighty-Seven (4,623,487) shares (the "SHARES") of its Series D Preferred Stock, having the rights, restrictions, privileges and preferences as set forth in the Second Amended and Restated Certificate of Incorporation attached to this Agreement as EXHIBIT B.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


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     1.2.  CLOSING. Subject to the terms and conditions set forth in this
Agreement, and in reliance on the representations and warranties set forth in this Agreement, the Company agrees to issue and sell to the Purchasers at the Closing (as hereinafter defined) and the Purchasers, severally but not jointly, agree to purchase from the Company, that number of Shares set forth opposite their respective names on EXHIBIT A under the caption "NUMBER OF SERIES D SHARES" at a purchase price per Share of Four Dollars and Ninety-Seven and Forty-Six One-Hundredths Cents ($4.9746). The total purchase price of the Shares being acquired by each Purchaser is set forth opposite such Purchaser's name on EXHIBIT A. The closing of the purchase and sale of the Shares (the "CLOSING") shall take place at the offices of Wollmuth Maher & Deutsch LLP, 500 Fifth Avenue, New York, New York at 10:00 on December 27, 2000 (the "CLOSING DATE") or at such time and date thereafter as the Purchasers and the Company may agree. At the Closing, the Company will deliver to each Purchaser certificates for the number of Shares being purchased by such Purchaser registered in such Purchaser's name (or its nominee), against delivery of a check or checks payable to the order of the Company, or a transfer of funds to the account of the Company by wire transfer, representing the purchase price set forth opposite each such Purchaser's name on EXHIBIT A.

     1.3. USE OF PROCEEDS. The Company agrees to use the net proceeds from the sale of the Shares solely: (i) for working capital; (ii) to fund costs of organizational development; and (iii) as otherwise approved by the Company's Board of Directors.

                                   ARTICLE 2.

                  THE COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants as of the date hereof and as of the Closing as follows:

     2.1 INCORPORATION, STANDING AND QUALIFICATION OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Company is qualified as a foreign corporation and in good standing in the states listed on
SCHEDULE 2, except for such jurisdiction where the failure to do so qualify would not have a material adverse impact on the Company. Except as set forth on
SCHEDULE 2.1, the nature of the Company's business and the ownership or lease of its property do not require it to become qualified as a foreign corporation in any other state or jurisdiction.

     2.2 SUBSIDIARIES. The Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise, or (ii) control, directly or indirectly, any other entity.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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     2.3   CORPORATE POWER AND AUTHORITY. The Company has the requisite power and authority to execute and deliver this Agreement, the Shares, and the other agreements and certificates contemplated hereby to which it is a party, including the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement (collectively, the "RELATED AGREEMENTS"), to perform its obligations hereunder and thereunder and to engage in the transactions contemplated hereby and thereby. The Company has taken all requisite corporate action to make all the provisions of this Agreement, the Shares and the Related Agreements the valid and enforceable obligations they purport to be. This Agreement is, and upon the execution and delivery thereof, the Shares and each of the Related Agreements will be, legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application from time to time in effect that have an affect on creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

     2.4 CERTIFICATE OF INCORPORATION AND BY-LAWS. The Company has made available to each of the Purchasers true, correct and complete copies of its Second Amended and Restated Certificate of Incorporation and By-Laws, and all amendments to and restatements of each as of the date hereof. Prior to the Closing, the Company shall have properly filed amendments to the Second Amended and Restated Certificate of Incorporation to permit the Company to fulfill its obligations under this Agreement.

     2.5   LITIGATION; COMPLIANCE WITH LAWS; BANKRUPTCY.

           (a) LITIGATION. There is no action, suit, claim, litigation, proceeding, investigation, arbitration or governmental inquiry, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or arbitration involving private parties (collectively, a "PROCEEDING") pending or, to the best knowledge of the Company, threatened against the Company or affecting any of its properties or assets, or, to the best knowledge of the Company, against any officer, employee, consultant or holder of any of the capital stock of the Company relating to the Company or its business, nor, to the best knowledge of the Company, has there occurred any event nor does there exist any condition on the basis of which it is reasonably likely that any such Proceeding might properly be instituted. There are no Proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) which might call into question the validity of this Agreement, any of the Shares, any of the Related Agreements or any action taken or to be taken pursuant hereto or thereto. There is no Proceeding by the Company pending or threatened against others.

           (b) COMPLIANCE WITH LAWS. The Company has complied with, and is not in violation of or in default (with due notice or lapse of time or both) with respect to, all laws, governmental rules, governmental regulations, governmental orders, judgments, decrees, writs, injunctions and awards of any arbitration, court or governmental authority applicable to it and its business, operations, properties, assets, products and services, the violation or default of which would have a material adverse impact on the Company, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as currently conducted and as proposed to be conducted. There is no existing law, governmental rule, governmental regulation or governmental order applicable to or binding upon the Company, and the Company is not aware of any proposed law, governmental rule, governmental regulation or governmental order, whether Federal or state, which would prohibit or materially restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or has proposed to conduct business.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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           (c) BANKRUPTCY. The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction.

     2.6 BURDENSOME AND CONFLICTING AGREEMENTS; VIOLATIONS OF CERTIFICATE OF INCORPORATION PROVISIONS. The Company is not bound by any agreement or instrument or subject to any Certificate of Incorporation or other corporate restriction which materially and adversely affects the business, properties, operations, condition or prospects, financial or otherwise of the Company. The Company is not in violation or default (with due notice or lapse of time or both) of its Certificate of Incorporation, By-laws or other corporate restriction, or of any agreement or instrument to which it is a party or by which it or any of its assets is bound, except for violations or defaults of any agreement or instrument other than the Certificate of Incorporation or By-laws, which, individually or in the aggregate, would not materially adversely affect the business, properties, operations or condition, financial or otherwise, of the Company. Neither the authorization, execution, delivery and performance of this Agreement or the Related Agreements, nor the sale, issuance and delivery of the Shares, nor the consummation of the transactions herein and therein contemplated, nor the fulfillment of or compliance with the terms hereof and thereof, will conflict with or result in a breach or default (with due notice or lapse of time or both) of any of the terms of the Certificate of Incorporation or By-laws or any other corporate restriction, or of any statute, law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of any agreement or instrument, which is applicable to the Company or by which the Company or any of its assets is bound, or constitute a default (with due notice or lapse of time or both) thereunder, or result in the creation or imposition of any Lien upon any of the assets of the Company.

     2.7 MATERIAL AGREEMENTS. Except as set forth in SCHEDULE 2.7, the Company is not a party to any material written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, or any other material agreement which involve obligations of, or payments to, the Company in excess of $50,000 or which are otherwise strategic or scientific in nature (the "MATERIAL AGREEMENTS"). Each of the Material Agreements is in full force and effect with no default (without regard to notice or lapse of time or both) by the Company or, to the best knowledge of the Company, by any other party thereto. There is no threatened default or material failure of performance or observance of any obligations or conditions contained in the Material Agreements by the Company, or, to the best knowledge of the Company, by any other party thereto, and none of the foregoing parties nor the Company has provided any notice of default or of its intention to terminate these agreements.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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     2.8   GOVERNMENTAL APPROVALS. Subject to the accuracy of the
representations and warranties of the Purchasers set forth in Article 3, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality, domestic or foreign, under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, or any of the Related Agreements, the issuance, sale and delivery of the Shares and the Conversion Shares, other than (i) filings pursuant to federal and state securities laws (all of which filings have been made by the Company or will be made within the period of time required by such state securities laws) in connection with the sale of the Shares and (ii) with respect to the Investor Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws, and any other registration or filing, or consent or approval or other action as a result of or associated with any purchase or sale of securities in accordance therewith.

     2.9 TAX RETURNS AND PAYMENTS. The Company has accurately prepared and timely filed all required tax returns and reports (other than those not required to be filed by applicable law or regulation) and has paid, or adequately provided for the payment of, all taxes, assessments and other governmental charges imposed upon it or upon any of its assets, income or franchises, other than any such charges that are currently payable without penalty or interest, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. Adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service or other taxing authority, domestic or foreign. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes, domestic or foreign, is pending or, to the Company's knowledge threatened. There is no tax lien, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

     2.10 ISSUANCE TAXES. All taxes imposed by law in connection with the issuance, sale and delivery of the Shares have been fully paid, and all laws imposing such taxes have been fully complied with.

     2.11 ERISA. The Company does not make nor has it any present intention of making any contributions to any employee pension benefit plans for its employees which are or would be subject to the Employee Retirement Income Security Act of 1974, as amended.

     2.12 TITLE TO ASSETS. The Company has good and marketable title in fee to its real property and good and merchantable title to all of its assets free of any Liens except (i) mechanics liens not material to the Company or any property to which such liens relate or liens for current taxes not yet due and payable, and (ii) those encumbrances listed on SCHEDULE 2.12 hereto. The Company enjoys peaceful and undisturbed possession under all leases (both capital and operating leases) under which it is operating, and all said leases are valid and subsisting and in full force and effect.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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     2.13  INTELLECTUAL PROPERTY RIGHTS. The Company owns or has a valid right to use the Intellectual Property Rights being used and proposed to be used to conduct its business (i) as now conducted and (ii) as now proposed to be conducted. A complete list of licenses, contract rights and registrations of such Intellectual Property Rights is attached hereto as SCHEDULE 2.13. The conduct of the Company's business as now operated and as now proposed to be operated does not conflict with or infringe upon the Intellectual Property Rights of others. Except as specified on SCHEDULE 2.13, the Company has no obligation to compensate any Person for the use of any such Intellectual Property Rights and the Company has not granted to or assigned to any Person any license or other right to use any of the Intellectual Property Rights of the Company or otherwise licensed from others the Intellectual Property Rights of third parties, whether requiring the payment of royalties or not.

     The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. All employees and consultants of the Company have executed the Company's standard form of Invention and Non-Disclosure Agreement in the form attached hereto as EXHIBIT C-1 and the Company's standard form of Non-Competition and Non-Solicitation Agreement in the form of EXHIBIT C-2. To the Company's best knowledge, all trade secrets and other confidential information of the Company are presently valid and protectable and are not part of the public domain or knowledge, nor have they been used, divulged or appropriated for the benefit of any Person other than the Company or otherwise to the detriment of the Company. The Company is the exclusive owner of all rights, titles and interests in its Intellectual Property Rights purported to be owned by the Company, the exclusive licensee of all rights, titles and interests in Intellectual Property purported to be exclusively licensed to the Company and a licensee of all rights, titles and interests in Intellectual Property purported to be licensed to the Company on a non-exclusive basis, and all such Intellectual Property Rights are valid and in full force and effect. Neither the Company nor any of its officers, employees or consultants has received notice of, and there are no claims pending or, to the Company's best knowledge, threatened that the Intellectual Property Rights owned or licensed by the Company or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party or are invalid or unenforceable.

     2.14 PROPRIETARY INFORMATION OF THIRD PARTIES. To the Company's best knowledge, no third party has claimed or, to the reasonable knowledge of the Company, has reason to claim that any Person employed by or affiliated with the Company has (a) violated or may be violating any of the terms or conditions of his or her employment, non-competition, nondisclosure or inventions agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the reasonable knowledge of the Company, no Person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the reasonable knowledge of the Company no Person employed by or affiliated with the Company has violated any confidential relationship which such Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the Company's best knowledge, none of the execution or delivery of this Agreement or any of the Related Agreements, or the carrying on of the business of the Company as officers, employees or agents by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any non-competition, non-disclosure or inventions agreement under which any such Person is obligated.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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     2.15  CAPITALIZATION; STATUS OF CAPITAL STOCK. The Company has a total authorized capitalization consisting of Thirty One Million Three Hundred Thirty Three Thousand One Hundred Fourteen (31,333,114) shares, of which (i) Twenty Million Four Hundred Ninety One Thousand Five Hundred Fifty Seven (20,491,557) shares are designated as Common Stock, and (ii) Ten Million Eight Hundred Forty One Thousand Five Hundred Fifty Seven (10,841,557) shares are designated as preferred stock, $.001 par value per share, of which (A) One Million Two Hundred Fifty Thousand (1,250,000) are designated Series A Convertible Preferred Stock,
(B) Five Hundred Thirty Thousand Two Hundred Five (530,205) are designated Series B Convertible Preferred Stock, (C) Four Million Four Hundred Thirty Seven Thousand Eight Hundred Sixty Five (4,437,865) are designated Series C Convertible Preferred Stock and (D) Four Million Six Hundred Twenty Three Thousand Four Hundred Eighty Seven (4,623,487) are designated Series D Convertible Preferred Stock. Immediately prior to the Closing, the issued and outstanding capital stock of the Company shall consist of 5,053,875 shares of Common Stock, 1,250,000 shares of Series A Convertible Preferred Stock, 530,205 shares of Series B Convertible Preferred Stock and 4,241,055 shares of Series C Convertible Preferred Stock. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and non-assessable and no personal liability will attach to the ownership thereof. A complete list of the capital stock of the Company which has been previously issued and the names in which such capital stock is registered on the stock transfer book of the Company is set forth in SCHEDULE 2.15. As of immediately prior to the Closing, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Company will be as set forth in the Company's Certificate of Incorporation, and, all such designations, powers, preferences, rights, qualifications, limitations and restrictions will be valid, binding and enforceable and in accordance with all applicable laws. The Shares, when issued and delivered in accordance with the terms hereof, and the shares of Common Stock when issued and delivered upon the conversion of the Shares (as adjusted from time to time in accordance the Certificate of Incorporation, as amended, the "CONVERSION SHARES"), will be duly authorized, validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof and will be free and clear of all Liens or restrictions imposed by or through the Company except as set forth in this Agreement and the Related Agreements. The Conversion Shares have been duly reserved for issuance.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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     Except for the Shares and as set forth on SCHEDULE 2.15, there are no subscriptions, options, warrants or other rights (contingent or otherwise) to purchase or otherwise acquire from the Company any shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of Indebtedness or asset. As of the date hereof, 5,125,000 shares of Common Stock are authorized for issuance pursuant to the Company's Stock Option Plan (the "STOCK PLAN"), of which 4,112,750 options to purchase shares have been granted on the date hereof, of which 3,583,875 are outstanding and unexercised and of which 528,875 have been exercised into Common Stock. Except as set forth in
SCHEDULE 2.15, or contemplated by this Agreement or the Related Agreements, (i) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and Federal securities laws and (ii) the Company is not aware of any agreements, understandings, proxies, trusts or other collaborative arrangements concerning the voting, pledge or purchase and sale of the capital stock of the Company. Except as set forth in
SCHEDULE 2.15 or the Related Agreements, no holder of any security of the Company is entitled to preemptive, first refusal or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company, or to the best of the Company's knowledge, to which any other Person is a party. Except as provided for in the Second Amended and Restated Certificate of Incorporation or as set forth in the attached SCHEDULE 2.15, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. The offer and sale of all capital stock and other securities of the Company issued before the Closing, assuming the truth and accuracy of the representations and warranties made by the purchasers of such stock and other securities, complied with or were exempt from all applicable Federal and state securities laws and no such stockholder has a right of rescission or damages with respect thereto.

     2.16 FINANCIAL STATEMENTS. Prior to the Closing, the Company has made available to each Purchaser its audited financial statements for the years ended December 31, 1998 and 1999 (the "AUDITED FINANCIAL STATEMENTS") and its unaudited balance sheets for the quarter ended June 30, 2000 and September 30, 2000 (the "INTERIM FINANCIAL STATEMENTS" and, together with the Audited Financial Statements, the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the Interim Financial Statements are subject to normal year-end adjustments (which are not expected to be material) and do not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments with respect to the Interim Financial Statement which the Company does not expect to be material. Except as set forth in the September Interim Financial Statement or SCHEDULE 2.16 hereto, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of last set of Financial Statements delivered to the Purchasers and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as disclosed in the September Interim Financial Statement or SCHEDULE 2.16 hereto, the Company has no indebtedness, liabilities, notes, obligations (or series of related obligations), or commitments, of any nature, absolute, accrued, contingent or otherwise, (hereafter referred to as the "LISTED LIABILITIES") as of the date of this Agreement.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     2.17 SECURITIES LAWS. The Company has in all material respects complied and will comply with all applicable Federal and state securities laws in connection with the offer, issuance and sale of the Shares and Conversion Shares hereunder. Neither the Company nor anyone authorized to act on its behalf has or will sell, offer to sell or solicit offers to buy the Shares, Conversion Shares, options or similar securities thereto, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Shares, Conversion Shares, options or similar securities under the registration provisions of the Securities Act and applicable state securities laws (including, without limitation, any offer, other issuance or sale of any security of the Company under circumstances that might require the integration of the offering of such security with the offering of the Shares or Conversion Shares under the Securities Act or the rules and regulations thereunder).

     2.18 INSURANCE. The Company carries insurance with financially sound and reputable insurance companies or associations, in such amounts and covering such risks as are adequate and customary for the type and scope of its property and business, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer.

     2.19 REGISTRATION RIGHTS. Other than pursuant to the terms of the Investor Rights Agreement or as set forth on SCHEDULE 2.19 hereto, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration.

     2.20 NO BROKER. The Company has no contract, arrangement or understanding with any broker, finder, agent, financial advisor or other intermediary with respect to the transactions contemplated by this Agreement.

     2.21 TRANSACTIONS WITH AFFILIATES. Except as set forth in SCHEDULE 2.21, neither the Company, nor to the Company's knowledge, any of the customers and suppliers of the Company, is a party to or bound by any agreement with any Affiliate of the Company. All of the agreements identified on SCHEDULE 2.21 hereto were entered into by the Company in good faith and, except as set forth on SCHEDULE 2.21, are on terms no less favorable to the Company than those which the Company could have obtained from non-Affiliates.

     2.22 EMPLOYEES. Set forth in SCHEDULE 2.22 is a list of the names of all employees of the Company, together with the title or job classification of each such person. Except as set forth in SCHEDULE 2.22, none of such persons has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company (except for the Company's requirement to meet certain insurance benefit obligations under COBRA). Except as set forth in SCHEDULE 2.22, no employee of the Company has advised the Company (orally or in writing) that he or she intends to terminate employment with the Company. The Company has complied in all material respects with all applicable laws, domestic and foreign, relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with ERISA.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     2.23 LABOR RELATIONS. To the Company's knowledge, no labor union or any representative thereof has made any attempt to organize or represent employees of the Company. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending grievance proceedings or adverse decisions of any labor relations board against the Company or relating to the Company's employees or consultants. The Company is not in violation of any applicable statute, law or regulation relating to occupational safety and health. Furthermore, to the best knowledge of the Company, relations with employees and consultants of the Company are good and there is no reason to believe that any labor difficulties will arise in the foreseeable future.

     2.24 ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. The Company has not assumed, Guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss) any Indebtedness of any other Person.

     2.25 LOANS AND ADVANCES. The Company has not made any loan or advance to any Person except as set forth on SCHEDULE 2.25 hereto, nor, is the Company obligated or committed to make any such loan or advance.

     2.26 DISCLOSURE. Neither this Agreement, nor any other agreement, document or certificate delivered at the Closing by the Company or on behalf of the Company by any of its officers or agents in connection with the transactions contemplated hereby, including, without limitation, the Listed Liabilities, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact which materially and adversely affects, or which in the future may (so far as the Company can reasonably foresee) materially and adversely affect, the business, properties, operations or condition, financial or otherwise, of the Company (except for general economic conditions and climate which are beyond the control of the Company), which has not been set forth in this Agreement, including the Schedules and Exhibits hereto. Without limiting the foregoing, the Company does not have knowledge that there exists, or that there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, or financial condition of the Company.

     2.27 BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     2.28 FOREIGN CORRUPT PRACTICES ACT. The Company is not engaged, nor has any officer, director, employee or agent of the Company engaged, in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder. There is not now, and there never has been, any employment by the Company, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

     2.29 U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now nor has ever been a "United States real property holding corporation", as defined in
Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

     2.30  ENVIRONMENTAL MATTERS.

     (a) The Company is in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Applicable Environmental Laws, or in any plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent that noncompliance would not have a material adverse effect on the Company. For purposes of this Agreement, the term "Applicable Environmental Laws" shall mean Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 ET. SEQ. ("CERCLA"); Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 ET. SEQ. ("RCRA"); Federal Water Pollution Control Act, 33 U.S.C. 1251 ET. SEQ.; and Clean Air Act, 42 U.S.C. 7401 ET. SEQ. and any similar provisions of state or local law in any jurisdictions where the properties of the Company are located, and the regulations thereunder, and any other local, state and or federal laws or regulations, whether currently in existence or hereafter enacted that govern.

     (b) The Company is not aware of, nor has the Company received notice of, any past present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste.

     (c) To the best knowledge of the Company, without having made any independent investigation, no Hazardous Material has been incorporated in, used on, stored on or under, released from, treated on, transported to or from, or disposed of on or from any property owned or leased by the Company such that, under Applicable Environmental Laws (i) any such Hazardous Material would be required to be removed, cleaned-up or remediated before the property could be altered, renovated, demolished or transferred, or (ii) the owner or lessee of the property could be subjected to liability for the removal, clean-up or remediation of such Hazardous Material; and the Company has not received any notification from any governmental bodies or other third parties relating to Hazardous Material on or affecting any property owned or leased by the Company or relating to any potential or known liability under Applicable Environmental Laws arising from the ownership or leasing of any property. For purposes of this Agreement, "Hazardous Material" shall mean any substance which as of the date of this Agreement shall be identified as "hazardous" or "toxic" or otherwise regulated under CERCLA or RCRA or which has been or shall be determined at any tine by any agency or court to be a hazardous or toxic substance under Applicable Environmental Law. The term "Hazardous Material" shall also include, without limitation, raw materials, building components, the products of any manufacturing or other activities on the properties, wastes, petroleum, and source, special nuclear or by-product material as defined by the Atomic Energy Act of 1954,42 U.S.C. Sections 3011 ET. SEQ., as amended.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     (d) To the best of the Company's knowledge and belief, without having any independent investigation, the property owned or leased by the Company does not contain: (i) asbestos in any form; (ii) urea formaldehyde foam insulation; (iii) transformers or other equipment which contain dialectic fluid containing levels of polychlorinated biphenyls; (iv) radon; or (v) except for chemicals, materials and substances used in the ordinary course of the Company's business, any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by a federal, state or local government agency, authority or body, or which, even if not so regulated, to the best of the Company's knowledge and belief after reasonable investigation, may or could pose a hazard to the health and safety of the occupants of the property or the owners or occupants of property adjacent to or in the vicinity of the property owned or leased by the Company.

     2.31 ABSENCE OF CERTAIN DEVELOPMENTS. Except as provided in any disclosure schedule or exhibit attached hereto, since December 31, 1999, the Company has not:

     (a) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

     (b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business;

     (c) discharged or satisfied any Lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

     (d) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock;

     (e) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any Liens, except Liens for current property taxes not yet due and payable;

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     (f) sold, assigned or transferred any other tangible assets, or cancelled any debts or claims;

     (g) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or other Intellectual Property Rights, or disclosed any proprietary or confidential information to any Person not associated with the Company, unless such Person, prior to such disclosure executed and delivered a non-disclosure agreement in favor of the Company;

     (h) suffered any substantial casualty losses or waived any rights of material value, whether or not in the ordinary course of business or covered by insurance, or otherwise suffered any material adverse effect to the Company's business or financial condition;

     (i) suffered any labor trouble, or any event or condition of any character, materially adversely affecting the business or plans of the Company; or

     (j) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business.

     2.32 OPERATING COMPANY STATUS. The Company is an entity that is primarily engaged, directly or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital such that the Company meets the requirements for qualification as an "operating company" as set forth in Title 29 of the Code of Federal Regulations at Reg.
Section 2510.3-101 (c)(l).

                                   ARTICLE 3.

                 THE PURCHASERS' REPRESENTATIONS AND WARRANTIES

                  Each Purchaser severally, but not jointly, represents and warrants to the Company solely as to itself as follows:

     3.1 INVESTMENT REPRESENTATIONS. The Purchaser's present intention is to acquire the Shares to be acquired by it for its own account and the Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The acquisition by the Purchaser of the Shares acquired by it shall constitute a confirmation of this representation by such Purchaser. The Purchaser further represents that it understands and agrees that, except as otherwise provided in the Related Agreements, all certificates evidencing any of the Shares or Conversion Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required."

     3.2 ACCESS TO INFORMATION. The Purchaser acknowledges that such Purchaser, during the course of this transaction and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Shares, and to obtain additional information, documents, records and books relative to the Company, its business, and an investment in the Company.

     3.3 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     3.4 TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAWS. The Purchaser understands that none of the Shares and Conversion Shares have been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by it or the Conversion Shares, except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws; the Company does not have any present intention and is under no obligation to register the Shares or Conversion Shares under the Securities Act and other applicable securities laws, except as provided in the Related Agreements.

                                   ARTICLE 4.

                               CLOSING CONDITIONS

     4.1 CONDITIONS TO THE PURCHASERS' OBLIGATIONS. Each Purchaser's obligation to purchase and pay for the Shares to be purchased by it at the Closing is subject to the complete satisfaction by the Company, on or before such Closing, of the following conditions:

     (a) OPINION OF COMPANY'S COUNSEL. Each Purchaser shall each have received from Bingham Dana LLP, counsel for the Company, an opinion, dated the date of the Closing Date, in the form set forth in EXHIBIT D hereto with respect to the Closing.

     (b) REPRESENTATIONS AND WARRANTIES; OFFICER'S CERTIFICATE. The Company's representations and warranties contained in Article 2 shall be true and correct on and as of the date of the Closing with the same effect as if made on and as of the date of the Closing. All agreements and conditions to be performed or satisfied by the Company hereunder on or before the date of the Closing shall have been duly performed or satisfied. The Company shall have delivered to each Purchaser a certificate, dated the date of the Closing and signed by the President of the Company, to such effect.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     (c) CONSENTS AND APPROVALS. The Company shall have delivered to each Purchaser a certificate, dated the date of the Closing and signed by the President of the Company, listing any consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 2.6 or 2.8 which are necessary, to which shall be attached evidence, satisfactory to each Purchaser, that the same have been obtained or made and are in full force and effect, or stating that none is necessary.

     (d) CERTIFICATE OF INCORPORATION OF THE COMPANY. The Purchasers and their counsel shall have received a copy of the charter documents of the Company thereof, including the Second Amended and Restated Certificate of Incorporation and By-Laws amended as necessary to permit the Company to fulfill its obligations under this Agreement and certified as of a recent date by the Delaware Secretary of State.

     (e) CLOSING DOCUMENTS. The Purchasers and their counsel shall have received such certificates as to the good standing of the Company and certificates of officers of the Company as counsel to the Purchasers may reasonably request.

     (f) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incident to the transactions contemplated by this Agreement and the other agreements contemplated hereby, including the Related Agreements, shall be satisfactory in form and substance to each Purchaser and its counsel, and each Purchaser and its counsel shall have received copies of all documents and records relating thereto.

     (g) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement, which shall be in the form attached hereto as EXHIBIT E, shall have become effective in accordance with its terms.

     (h) RIGHT OF FIRST REFUSAL, CO-SALE AND WAIVER. The Right of First Refusal, Co-Sale and Waiver Agreement, which shall be in the form attached hereto as EXHIBIT F, shall have become effective in accordance with its terms.

     (i) SERIES D CONVERTIBLE PREFERRED STOCK. Each Purchaser shall have received a stock certificate evidencing its ownership of the Shares in the amounts set forth in EXHIBIT A hereof, which Shares have been duly authorized and issued by the Company.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     (j) COMPANY CERTIFIED RESOLUTIONS. At the Closing, the Purchasers shall have received certified corporate resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and any other document or instrument executed in connection therewith, and the issuance, sale and delivery of the Shares and the Conversion Shares.

     (k) BLUE SKY. All consents, permits, approvals, qualifications and/or registrations required to be obtained or effected under any applicable securities or "Blue Sky" laws of any jurisdiction shall have been obtained or effected.

     4.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to issue the Shares to the Purchasers at the Closing is subject to the satisfaction of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Article 3 shall be true, correct and complete in all material respects on and as of the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing.

     (b) PAYMENT OF PURCHASE PRICE. Each Purchaser shall have - delivered to the Company and the Company shall have received payment in full of the purchase price relating to the number of Shares to be purchased by such Purchaser at the Closing.

                                   ARTICLE 5.

                                 INDEMNIFICATION

     5.1 COMPANY INDEMNIFICATION. The Company shall indemnify, defend and hold each Purchaser and its officers, directors, partners, employees and agents and each other Person which controls (within the meaning of the Securities Act) such Purchaser or any of its partners harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with
(i) the untruth, inaccuracy or breach of any representations, warranties or covenants made by the Company and contained herein or in the Related Agreements or (ii) the use, generation, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about any properties owned or leased by the Company by any Person during the period that the Company was the legal or equitable owner of any properties owned or leased by the Company or which occurred prior to such time and was otherwise actually known by, or should have been known by, the Company. The obligation of the Company to indemnify each Purchaser and its of officers, directors, partners, employees and agents and each other Person which controls (within the meaning of the Securities Act) such Purchaser or any of its partners shall specifically cover and include, without limitation, all fines and penalties imposed by federal, state or local authorities, costs of removing or neutralizing the Hazardous Materials, injury to the property adjoining any properties owned or leased by the Company, injury to persons living or working on or about any properties owned or leased by the Company or adjoining or otherwise affecting property, and all other indirect or consequential damages incurred by each Purchaser and its officers, directors, partners, employees and agents and each other Person which controls (within the meaning of the Securities Act) such Purchaser or any of its partners.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     5.2 PURCHASERS' INDEMNIFICATION. Each of the Purchasers, severally but not jointly, shall indemnify, defend and hold the Company and its officers, directors, employees and agents and each other Person which controls (within the meaning of the Securities Act) the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any representations or warranties of such Purchaser contained herein or in the Related Agreements. Notwithstanding the preceding sentence, the aggregate amount that may be recovered from any Purchaser by the Company or its of officers, directors, employees, agents or other controlling Persons under this
Section 5.2 shall be limited to the total purchase price paid hereunder by such Purchaser for the Series D Preferred Stock.

                                   ARTICLE 6.

                                   DEFINITIONS

     6.1 DEFINITIONS. Except as otherwise defined in this Agreement or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

     "AFFILIATE" has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.

     "CLOSING" shall have the meaning assigned to that term in Section 1.2 of this Agreement.

     "CLOSING DATE" shall have the meaning assigned to that term in Section 1.2 of this Agreement.

     "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

     "CONVERSION SHARES" shall have the meaning assigned to that term in Section
2.15 of this Agreement.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "GUARANTEE" shall mean any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness; PROVIDED, HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case, in the ordinary course of business.

     "INDEBTEDNESS" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (other than deposits, advances or excess payments accepted in connection with the sale by such Person of products or services in the ordinary course of business), (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase by such Person of products or services in the ordinary course of business), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid when due), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vii) all obligations of such Person under leases required to be accounted for as capital leases under generally accepted accounting principles, and (viii) all Guarantees of such Person.

     "INTELLECTUAL PROPERTY RIGHTS" shall mean any and all, whether domestic or foreign, patents, patent applications, patent rights, trade secrets, confidential business information, formula, biological or chemical processes, compounds, cell lines, fungi, yeast, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights to or of technologies (other than commercially available off-the-self software purchased or licensed for less than a total cost of $100,000 in the aggregate), contract rights with employees, consultants or third parties, tradenames, trademarks, trademark applications, trademark rights, inventions and discoveries, and other such rights generally classified as intangible, intellectual property assets in accordance with generally accepted accounting principles.

     "INVESTMENT" shall mean, with respect to any Person, any loan, advance or extension of credit (other than in connection with the sale by such Person of products or services in the ordinary course of business) by such Person to, and any Guarantee or other contingent liability with respect to the capital stock. Indebtedness or other obligations of, and any contributions to the capital of, any other Person, as well as any ownership, purchase or other acquisition by such Person of any interest in any capital stock or other securities of any such other Person as well as any transfer or sale (other than in connection with the sale by such Person of products or services in the ordinary course of business) of property by such Person to any other Person other than upon full payment, in cash, of not less than the agreed sale price or the fair value of such property, whichever is higher.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     "LIEN" shall mean: (i) any interest in property (whether real, personal or mixed and whether tangible or intangible) which secures an obligation owed to, or a claim by, a Person other than the owner of such property, whether such interest is based on the common law, statute or contract, including, without limitation, any such interest arising from a lease, mortgage, charge, pledge, security agreement, conditional sale, trust receipt or deposit in trust, or arising from a consignment of bailment given for security purposes (other than a trust receipt or deposit given in the ordinary course of business which does not secure any obligation for borrowed money), (ii) any encumbrance upon such property which does not secure such an obligation, and (iii) any exception to or defect in the title to or ownership interest in such property, including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants, licenses and PROFITS A PRENDRE. For purposes of this Agreement, any Person shall be deemed to be the owner of the leasehold or other interest in any property which it has acquired or holds subject to a lease and the owner of any property which it has acquired or holds subject to a conditional sale agreement or other similar arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     "PERSON" shall include any individual, a corporation, an association, a partnership, a trust or estate, a government and any agency or political subdivision thereof, or any other entity.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "STOCK PLAN" shall have the meaning assigned to that term in Section 2.15 of this Agreement.

     "SUBSIDIARY" or "SUBSIDIARIES" shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

     6.2 ACCOUNTING PRINCIPLES. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     6.3 "DIRECTLY OR INDIRECTLY". If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

                                   ARTICLE 7.

                                  MISCELLANEOUS

     7.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by certified mail, return receipt requested, postage prepaid.

     If to a Purchaser:                 To its address set forth on EXHIBIT A;

     With a copy, in the case           Wollmuth Maher & Deutsch LLP
     of a notice to OrbiMed             500 Fifth Avenue, 12th Floor
     Advisors LLC, to:                  New York, NY 10110
                                        Attn: Kenneth G. Alberstadt, Esq.
                                        212-382-3300 (Telephone)
                                        212-382-0050 (Fax)

     If to the Company:                 NeoGenesis Drug Discovery, Inc.
                                        840 Memorial Drive
                                        Cambridge, MA 02139
                                        Attn: David Hunter, CFO
                                        617-868-1500 (Telephone)
                                        617-868-1515 (Fax)

     With a copy to:                    Bingham Dana LLP
                                        150 Federal Street
                                        Boston, MA 02110
                                        Attn: John J. Concannon III, Esq.
                                        617-951-8000 (Telephone)
                                        617-951-8736 (Fax)

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day (or if sent overseas, on the second business day) following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day (or if sent overseas, on the 10th business day) following the day such mailing is made.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     7.2 ENTIRE AGREEMENT. This Agreement, together with the Exhibits and Schedules hereto, and the other agreements executed and delivered herewith embody the entire agreement and understanding between the Purchasers and the Company, and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not set forth in this Agreement, including the Exhibits and Schedules hereto, shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     7.3 MODIFICATIONS AND AMENDMENTS. This Agreement may not be changed, modified or discharged orally, nor may any waivers or consents be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing and signed by the Person against which enforcement thereof is sought.

     7.4 WAIVERS AND CONSENTS. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. Notwithstanding the consummation of the transactions contemplated hereby, no Purchaser waives or relinquishes any right it may have or may acquire against the Company or any of its Affiliates or agents in connection with the acquisition of Series D Preferred Stock by such Purchaser, or the ownership thereof. All such rights shall remain unimpaired by the execution of this Agreement and the consummation of the transactions contemplated hereby.

     7.5 BINDING EFFECT, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, and the Purchasers and their respective heirs, successors (including, without limitation, by sale or transfer of all or substantially all assets, merger or consolidation) and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein except by a consent complying with Section 7.3 above.

     7.6 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

     7.7 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in fall force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     7.8 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement excluding Schedules and Exhibits and have contributed to its revision; and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     7.9 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     7.10 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     7.11 RELIANCE. The parties hereto agree that, notwithstanding any access to information by any party or any right of a party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such access and right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained in this Agreement and on the accuracy of any Schedule, Exhibit or other document attached hereto or referred to herein or delivered by such other party or pursuant to this Agreement. Each of the Purchasers acknowledges that, based on information provided by the Company, it has made its own analysis and decisions regarding the transactions contemplated hereby and that it is not relying on any of the other Purchasers in executing this Agreement or consummating the transactions contemplated hereby.

     7.12 SURVIVAL. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive (i) the execution and delivery hereof, (ii) any investigations made by or on behalf of the parties and
(iii) the Closing and shall remain in full force and effect thereafter so long as any shares of Series D Preferred Stock remain outstanding.

     7.13 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     7.14 COSTS, EXPENSES AND TAXES. As a condition precedent to the Closing, the Company agrees to pay at the Closing in connection with the preparation, execution and delivery of this Agreement and the Related Agreements, the legal fees of Wollmuth Maher & Deutsch LLP, special counsel for the Purchasers, not to exceed $35,000 (unless any increase thereto is agreed to by the Company), plus the expenses of such counsel. In addition, the Company shall pay its own expenses in connection with the preparation, execution and delivery of this Agreement and the Related Agreements and to pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such expenses and taxes. In the event that any of the Purchasers shall retain an attorney or attorneys to collect, enforce, protect, maintain, preserve or foreclose its interests with respect to this Agreement or the Related Agreements or to protect the rights of any holder or holders with respect thereto, the Company shall pay all of the reasonable costs and reasonable expenses of such collection, enforcement or protection, including, without limitation, reasonable attorneys' fees, and such Purchaser may take judgment for all such amounts.

     7.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.16 USE OF DEFINITIONS; GENDER. Any definitions used herein defined in the plural shall be deemed to include the singular as the context may require and any definitions used herein defined in the singular shall be deemed to include the plural as the context may require. Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

     7.17 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 7.1 hereof.

     7.18 PUBLICITY. No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by law.

     7.19 BROKERS OR FINDERS. The Company represents and warrants to each of the Purchasers, and each of the Purchasers, as to itself, represents and warrants to the Company, that no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or the Purchasers for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or the Purchasers or by any agent of the Company of the Purchasers.

* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                                      NEOGENESIS DRUG DISCOVERY, INC.

                                      By: /s/ SATISH JINDAL, Ph.D.
                                          ----------------------------------
                                           Name:  Satish Jindal, Ph.D.
                                           Title: President

                 Counterpart Signature Pages Begin on Next Page


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

COUNTERPART SIGNATURE PAGE FOR PURCHASERS

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


 FREYA FANNING & CO
------------------------------------
Printed Name of Purchaser


 /s/  THOMAS B. HALLOWELL, GENERAL PARTNER
 ------------------------------------------
Signature of Purchaser

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


  THEODORE G. JOHNSON
-------------------------------
Printed Name of Purchaser


 /s/  THEODORE G. JOHNSON
-------------------------------
Signature of Purchaser


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


  FINSBURY WORLDWIDE PHARMACEUTICAL TRUST PLC
---------------------------------------------
Printed Name of Purchaser

By: OrbiMed Advisors, LLC, its Investment Advisor

By: /s/ ERIC A. BITTELMAN
    -----------------------------------------
    Name:  Eric A. Bittelman
    Title: Chief Financial Officer

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


  PW JUNIPER CROSSOVER FUND, L.L.C.
-------------------------------------------
Printed Name of Purchaser

By: OrbiMed Advisors, Inc., its Member

By: /s/ ERIC A. BITTELMAN
    ---------------------------------------
    Name:  Eric A. Bittelman
    Title: Chief Financial Officer


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


 CADUCEUS PRIVATE INVESTMENTS, LP
---------------------------------
Printed Name of Purchaser

By: OrbiMed Capital, LLC, its General Partner

By: /s/ ERIC A. BITTELMAN
    ---------------------------------------
    Name:  Eric A. Bittelman
    Title: Chief Financial Officer

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.


  ORBIMED ASSOCIATES, LLC
-------------------------
Printed Name of Purchaser

By: OrbiMed Advisors, LLC, its Managing Member

By: /s/ ERIC A. BITTELMAN
    ------------------------------------------
    Name:  Eric A. Bittelman
    Title: Chief Financial Officer


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

FORT WASHINGTON PRIVATE EQUITY INVESTORS II, L.P.
By:  Fort Washington Capital Partners, LLC, General Partner
BY:  FORT WASHINGTON INVESTMENT ADVISORS, INC., MANAGING MEMBER
Printed Name of Purchaser

By: /S/ WILLIAM F. LEDWIN
    ----------------------------------------
    Name:  William F. Ledwin
    Title: President

By: /S/ JOHN O'CONNOR
    -------------------------------------
    Name:  John O'Connor
    Title: Director of Private Equity

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

FORT WASHINGTON PRIVATE EQUITY INVESTORS III, L.P.
By:  Fort Washington Capital Partners, LLC, General Partner
BY:  FORT WASHINGTON INVESTMENT ADVISORS, INC., MANAGING MEMBER
Printed Name of Purchaser

By: /s/ WILLIAM F. LEDWIN
    ----------------------------------------
    Name:  William F. Ledwin
    Title: President

By: /s/ JOHN O'CONNOR
    -------------------------------------
    Name:  John O'Connor
    Title: Director of Private Equity


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

  GUY ROCHMAN M.D.
------------------------------------
Printed Name of Purchaser

/s/ GUY ROCHMAN M.D.
------------------------------------------
Signature of Purchaser

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

  JUSTIN P. MORREALE
-----------------------------------------------------
Printed Name of Purchaser

 /s/ JUSTIN P. MORREALE
-----------------------------------------------------
Signature of Purchaser

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

  DAVID L. ENGEL
-----------------------------------------------------
Printed Name of Purchaser

 /s/ DAVID L. ENGEL
-----------------------------------------------------
Signature of Purchaser


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

  VICTOR J. PACI
-------------------------------------------
Printed Name of Purchaser

 /s/ VICTOR J. PACI
-------------------------------------------
Signature of Purchaser

     The undersigned hereby agrees to become a party to that certain Preferred Stock Purchase Agreement dated as of December 27, 2000 (the "AGREEMENT") among NeoGenesis Drug Discovery, Inc. (the "COMPANY") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement and the shares of Common Stock purchased by the undersigned shall be deemed to be "Shares" for all purposes of the Agreement.

  JOHN J. CONCANNON
----------------------------------------------
Printed Name of Purchaser

 /s/ JOHN J. CONCANNON
----------------------------------------------
Signature of Purchaser


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.